                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 28, 2004


                            CENTURY ALUMINUM COMPANY
             (Exact name of registrant as specified in its charter)



            DELAWARE                       0-27918               13-3070826
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)

        2511 GARDEN ROAD
      BUILDING A, SUITE 200
      MONTEREY, CALIFORNIA                                          93940
(Address of principal executive offices)                          (Zip Code)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

      The following exhibits are furnished with this report on Form 8-K:

Exhibit Number       Description
--------------       -----------
      99.1           Earnings Release, dated July 28, 2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On July 28, 2004, Century Aluminum Company (the "Company") issued an earnings release announcing its results of operations for the quarter ended June 30, 2004. A copy of the Company's earnings release is attached hereto as Exhibit 99.1.

      The Company will hold a conference call on Thursday July 29, 2004, at 2:00 P.M. Eastern Time to discuss the earnings. The dial-in number within the United States is (877) 777-1972 and the International dial-in number is (612) 338-1294. Using these call-in numbers will permit callers to ask questions of Century management.

      A playback number has been established for those unable to participate in the conference call. Playback begins at 7:15 P.M. Eastern Time on Thursday July 29, 2004, and ends at 11:59 P.M. Eastern Time on Saturday, July 31, 2004. The playback number within the United States is (800) 475-6701 and International
(320) 365-3844, the access code is 738416. After July 29, 2004, interested parties will be able to access an archived transcript of the call that will be posted in the Investors section of the Company's web site located at www.centuryaluminum.com. The transcript will remain available on the Company's website for six months.

      The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CENTURY ALUMINUM COMPANY

Date: July 29, 2004              By: /s/ Gerald J. Kitchen
      -------------------            ------------------------------------------
                                     Name: Gerald J. Kitchen
                                     Title: Executive Vice President, General
                                            Counsel, Chief Administrative
                                            Officer and Secretary


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
                                  EXHIBIT INDEX

Exhibit Number       Description
--------------       -----------
      99.1           Earnings Release, dated July 28, 2004.


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